EXHIBIT 10.13

Execution Version

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of February 11, 2022, by and among Varian Biopharmaceuticals, Inc., a Florida corporation (the “Company”), SPK Acquisition Corp., a Delaware corporation (“Parent”), Todd Wider (“Wider”), Keystone Capital Partners, LLC (“Keystone”), Paul E. Mann (“Mann”), Jonathan Lewis (“Lewis”), Jeffrey B. Davis (“Davis”, and together with the Company, Wider, Keystone, Mann, Davis and Lewis, the “Company Voting Parties” and each a “Company Voting Party,”), SPK Acquisition LLC, a Delaware limited liability company (“the “Sponsor”), Justin Chang (“J. Chang”), Bryant Chou (“Chou”), Chris Wenbing Wang (“Wang”), Greg Chang (“G. Chang”, and together with Sponsor, J. Chang, Chon and Wang, the “Parent Voting Parties” and each a “Parent Voting Party,” and the Parent Voting Parties together with the Company Voting Parties, the “Voting Parties” and each a “Voting Party”). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, the Company, Parent, and SPK Merger Sub, Inc., a Delaware corporation (“Merger Sub”) entered into a Merger Agreement, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, after which the Company will be the surviving company (“Surviving Corporation”) and a wholly-owned subsidiary of Parent and Parent shall change its name to “Varian Biopharma, Inc.”;

WHEREAS, each of the Voting Parties currently owns, or on closing of the transactions contemplated by the Merger Agreement, will own, shares of the Parent’s capital stock, and wishes to provide for orderly elections of the Parent’s Board of Director’s (the “Parent Board”) and Surviving Corporation’s Board of Directors (“Surviving Corporation’s Board”) as described herein; and

WHEREAS, the execution and delivery of this Agreement is a condition to the Closing and the other transactions contemplated by the Merger Agreement.

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                           Agreement to Vote. Each Voting Party shall vote all securities of Parent that may vote in the election of the Parent’s Board and Surviving Corporation’s Board that such Voting Party owns from time to time (hereinafter referred to as the “Voting Shares”) in accordance with the provisions of this Agreement, whether at a regular or special meeting of stockholders or any class or series of stockholders or by written consent.

2.                           Election of Parent’s Board.

2.1	Voting. At the Effective Time and until the termination of this Agreement, each Voting Party shall vote all Voting Shares in such manner as may be necessary to elect (and maintain in office) as members of Parent’s Board the following persons:
(a)	Up to one (1) independent director (“Sponsor Designee”) designated by the Sponsor (as defined in the Merger Agreement); and
( b)	Up to four (4) person(s) (each a “Company Designee”) designated by the Company.
2.2	Initial Designees. The initial Sponsor Designee, if any, shall be determined by the Sponsor prior to the Closing through written notice to each party hereto. The initial Company Designees, if any, shall be determined by the Company through written notice to each party hereto.
2.3	Obligations; Removal of Directors; Vacancies. Each of the Voting Parties, Parent and the Company agree not to take any actions that would contravene or materially and adversely affect the provisions of this Agreement and the intention of the parties with respect to the composition of Parent’s Board as herein stated. The Sponsor and the Company, as applicable, shall have the exclusive right to (a) remove their nominee(s) from the Parent’s Board, and each party hereto shall vote such party’s Voting Shares to cause the removal of any such nominee at the request of the Sponsor or the Company, as applicable, and (b) designate or nominate a director(s) for election or appointment, as applicable, to the Parent’s Board to fill a vacancy(s) created by reason of death, removal or resignation of its nominee(s) to the Parent’s Board, and each party hereto shall vote such party’s Voting Shares in favor of nominating or causing the Parent’s Board to appoint, as applicable, a replacement director(s) designated by the Sponsor or the Company, as applicable, to fill any such vacancy(s) created pursuant to clause (i) or (ii) above to be filled by a replacement director(s) designated by the Sponsor or the Company, as palpable, as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Parent’s Board or applicable committee).

3.                           Election of the Board of the Surviving Corporation. At the Effective Time, the initial directors of the Surviving Corporation shall consist of the same persons serving on the Company’s Board of Directors as of immediately prior to the Effective Time, other than those directors that have resigned as contemplated by Section 9.2(k) of the Merger Agreement. Such directors shall hold office until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s articles of incorporation and bylaws.

4.                           Committees. To the fullest extent permitted by applicable Law, including the rules of any applicable securities exchange, each committee of the Parent’s Board shall include the director, if any, elected to the Parent’s Board pursuant to Section 2.1(a).

5.                           Successors in Interest of the Voting Parties.

5.1	The provisions of this Agreement shall be binding upon the successors in interest of any Company Voting Party with respect to any of such Company Voting Party’s Voting Shares or any voting rights therein, unless such shares are sold into the public markets. Each Company Voting Party shall not, and Parent and the Company shall not, permit the transfer of any Company Voting Party’s Voting Shares (except for sales of Voting Shares into the public markets), unless and until the person to whom such securities are to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Company Voting Party hereunder.

5.2	The provisions of this Agreement shall not be binding upon the successors in interest of any Parent Voting Party.

6.                           Covenants. Parent, the Company and each Voting Party agrees to take all actions required to ensure that the rights given to each Voting Party hereunder are effective and that each Voting Party enjoys the benefits thereof. Such actions include, without limitation, the use of best efforts to cause the nomination of the designees, as provided herein, for election as directors of Parent and the Surviving Corporation. Neither Parent, the Company nor any Voting Party will, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by Parent, the Company or any such Voting Party, as applicable, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of each Voting Party hereunder against impairment.

7.                          Grant of Proxy. The parties agree that this Agreement does not constitute the granting of a proxy to any party or any other person; provided, however, that should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

8.                           Specific Performance. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto, that this Agreement shall be specifically enforceable, and that any breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, this being in addition to any other remedy to which it is entitled at Law or in equity, and that each party waives the posting of any bond or security in connection with any proceeding related thereto. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Agreement were not carried out in accordance with the terms and conditions hereof.

9.                           Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof shall not preclude the simultaneous or later exercise of any other such right, power or remedy.

10.                         Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

11.                         Termination. This Agreement shall terminate upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms, (b) the date that is two (2) years from the Closing Date, or (c) immediately prior to a transaction pursuant to which a person or group other than current shareholders of Parent, Company or the Voting Parties, or their respective affiliates, will control greater than fifty percent (50%) of Parent or Surviving Corporation’s voting power with respect to the election of directors of Parent or the Surviving Corporation. Nothing in this Section 11 shall relieve or otherwise limit the liability of any party for breach of this Agreement prior to termination hereof.

12.                         Amendments and Waivers. Except as otherwise provided herein, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) Parent, (b) the Company and (c) the holders of a majority of Voting Shares then held by the Voting Parties, voting separately as a class; provided, however, that the right of the Company to nominate the Company Designee shall not be amended without the written consent of a majority in interest of the stockholders of the Company; and provided further, that the right of the Shareholders’ Representative to nominate the Stockholder Designees shall not be amended without the written consent of the Shareholders’ Representative.

13.                         Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization or the like, any securities issued with respect to Voting Shares held by Voting Parties shall become Voting Shares for purposes of this Agreement.

14.                         Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(a)	If to the Company (or, following the Closing, the Surviving Corporation or Parent), to:

Varian Biopharmaceuticals, Inc.

4851 Tamiami Trail North, Suite 200

Naples, FL 34103

Attn: Jeff Davis

E-mail: jdavis@varianbio.com

with a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

111 South Main Street

Suite 2100

Salt Lake City, UT

Attn: Anthony W. Epps

E-mail: epps.anthony@dorsey.com

(b)	If to Parent (prior to the Closing):

SPK Acquisition Corp.

Xuhuiqu Wulumuqizhonglu 99 Nong

Building 1 #502

Shanghai China, 200031

Attn: Sophie Ye Tao

E-mail: sophie@spkacq.com

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Mitchell S. Nussbaum

Fax: 212-504-3013

E-mail: mnussbaum@loeb.com

(c)	If to any Voting Party, to such address or addresses set forth below each Voting Party’s signature.

15.                         Severability. In the event that any provision of the Agreement shall be invalid, illegal or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

16.                         Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without reference to its conflicts of laws provisions.

17.                         Counterparts; Electronic Execution or Delivery. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed electronically; any executed counterpart of this Agreement may be delivered by facsimile or electronic mail; and any such electronically executed or delivered copy of a counterpart signature page shall have the same force and effect as an originally executed copy hereof.

18.                         Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto; provided, however, that no Voting Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Company and Parent.

19.                         Entire Agreement. This Agreement (together with the Merger Agreement and the other agreements and documents expressly contemplated hereby and thereby) constitutes the full and entire understanding and agreement among the parties, and supersedes any prior agreement or understanding among the parties, with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of page intentionally left blank; signature pages follow]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

COMPANY:

VARIAN BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

PARENT:

SPK ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

WIDER

Todd Wider

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

MANN

Paul E. Mann

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

DAVIS

Jeffrey B. Davis

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

LEWIS

Jonathan Lewis

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

KEYSTONE:

Keystone Capital Partners, LLC

By:
Name:
Title:

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

SPONSOR

SPK Acquisition LLC

By:
Name:
Title:

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

J. CHANG

Justin Chang

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

CHOU

Bryant Chou

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

G. CHANG

Greg Chang

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

WANG

Chris Wenbing Wang

Address for Notice:

Attention:
Email:

[Signature Page to Voting Agreement]